Exhibit 99.2
© 2022 AeroVironment, Inc. Slide 1 052620 FIRST QUARTER FISCAL YEAR 202 3 EARNINGS PRESENTATION September 7, 2022

SAFE HARBOR STATEMENT

- Certain statements in this presentation may constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements.

- Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the impact of our recent acquisitions of Arcturus UAV, Inc., Telerob GmbH and the Intelligent Systems Group of Progeny Systems Corp. and our ability to successfully integrate them into our operations; the risk that disruptions will occur from the transactions that will harm our business; any disruptions or threatened disruptions to our relationships with our distributors, suppliers, customers and employees, including shortages in components for our products; the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs; reliance on sales to the U.S. government and related to our development of HAPS UAS; availability of U.S. government funding for defense procurement and R&D programs; changes in the timing and/or amount of government spending; our ability to perform under existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; potential need for changes in our long-term strategy in response to future developments; the extensive regulatory requirements governing our contracts with the U.S. government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats or the risk of unauthorized access to our, our customers’ and/or our suppliers’ information and systems; changes in the supply and/or demand and/or prices for our products and services; increased competition; uncertainty in the customer adoption rate of commercial use unmanned aircraft systems; failure to remain a market innovator, to create new market opportunities or to expand into new markets; unexpected changes in significant operating expenses, including components and raw materials; failure to develop new products or integrate new technology into current products; unfavorable results in legal proceedings; our ability to respond and adapt to unexpected legal, regulatory and government budgetary changes, including those resulting from the ongoing COVID-19 pandemic, such as supply chain disruptions, vaccine mandates, the threat of future variants and potential governmentally-mandated shutdowns, quarantine policies, travel restrictions and social distancing, curtailment of trade, diversion of government resources to non-defense priorities, and other business restrictions affecting our ability to manufacture and sell our products and provide our services; our ability to comply with the covenants in our loan documents; our ability to attract and retain skilled employees; the impact of inflation; and general economic and business conditions in the United States and elsewhere in the world; and the failure to establish and maintain effective internal control over financial reporting. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

- For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at www.sec.gov or on our website at www.investor.avinc.com/financial-information. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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© 2022 AeroVironment, Inc.
AeroVironment PROCEED WITH CERTAINTY

© 2022 AeroVironment, Inc. Slide 3 052620 o Achieved first quarter results in line with expectations and on track to achieve FY 2023 objectives o Strong order momentum demonstrated by a record funded backlog of more than $300 million as of August 27, 2022 o Company continues to successfully manage through ongoing supply chain challenges and remains well positioned for continued value creation given strong demand across the business – led by heightened global interest in our Switchblade Tactical Missile Systems, Small Unmanned Aircraft Systems and Medium Unmanned Aircraft System product lines FIRST QUARTER FISCAL YEAR 202 3 KEY MESSAGE S

© 2022 AeroVironment, Inc. Slide 4 052620 FIRST QUARTER RESULTS FISCAL YEAR 202 3 Metric Q1 FY23 Year - Over - Year Change Notes Revenue $108.5 million +7% Increase driven by higher product sales and service revenue. Increase in TMS revenue and customer - funded R&D revenue, offset by declines in MUAS segment GAAP Gross profit $ 33.7 million +17% Driven by favorable product mix and higher sales volume Adjusted EBITDA 1 $13 million $6 million YoY improvement due to higher gross margins, on higher sales volume and favorable mix, lower SG&A spend partially offset by higher R&D investment Non - GAAP EPS (diluted) 2 ($0.10) $0.07 YoY improvement due to higher gross margin, decrease in acquisition - related expenses, and decrease in SG&A spend. These were partially offset by a tax provision during the first quarter vs. a tax benefit in FY22 along with an increase in R&D expenses and higher interest expenses. Funded Backlog $ 203.9 million - 21% YoY decline in backlog primarily driven by the timing of bookings. August month end funded backlog > $300m 1 Refer to Historical Adjusted EBITDA Reconciliation on Appendix D 2 Refer to Reconciliation of Non - GAAP Diluted Loss Per Share on Appendix A. ..

© 2022 AeroVironment, Inc. Slide 5 052620 REVENUE MIX BY SEGMENT AND TYPE Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Other $9,178 $12,009 $16,412 $17,037 $12,772 HAPS $10,352 $10,342 $9,544 $13,087 $10,215 TMS $19,176 $18,418 $18,603 $20,217 $23,011 MUAS $22,379 $26,525 $21,168 $23,083 $19,262 SUAS $39,924 $54,714 $24,366 $59,198 $43,256 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 Revenue in thousands Quarterly Revenue By Segment $122,008 $101,009 $108,516 $132,622 53% 58% 47% 56% 53% 47% 42% 53% 44% 47% 28% 35% 24% 37% 31% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Gross Margin Percentage Quarterly Revenue Quarterly Revenue by Type Product Revenue Service Revenue GAAP Gross Margin $90,093

© 2022 AeroVironment, Inc. Slide 6 052620 ADJUSTED PROFITABILITY BY TYPE AND NON - GAAP EPS 42% 48% 37% 49% 45% 22% 27% 23% 28% 21% 32% 39% 30% 40% 34% 0% 10% 20% 30% 40% 50% 60% Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Percentage Adjusted Gross Margin 1 Adj Product Margin Adj Service Margin Total Adj Gross Margin 1 Refer to GAAP to NON - GAAP reconciliation on Appendix C. 2 Refer to Reconciliation of Non - GAAP Diluted Loss Per Share on Appendix A. (0.17) (0.10) $(0.20) $(0.18) $(0.16) $(0.14) $(0.12) $(0.10) $(0.08) $(0.06) $(0.04) $(0.02) $- Q1 FY22 Q1 FY23 Non - GAAP Diluted EPS 2

© 2022 AeroVironment, Inc. Slide 7 052620 GUIDANCE: FISCAL 2023 OUTLOOK As of 4/30/2022 Fiscal Year 2022 Results FY23 Guidance Expected % Change (to midpoint) Revenue $ 446 million $490 million - $520 million 13% Net Income/(Loss) ($4 million) $11 million – $18 million --- Adjusted EBITDA 1 $62 million $82 million – $92 million 43% Earnings /(Loss) Per Share (diluted) ( $ 0.17) $0.42 – $0.72 --- Non - GAAP Earnings Per Share (diluted) $ 1.25 $1.35 – $1.65 2 20% NO CHANGE TO FY23 GUIDANCE 1 Refer to Adjusted EBITDA reconciliation on Appendix D. 2 Refer to Reconciliation of Fiscal Year 2022 Non - GAAP Diluted Earnings Per Share Expectations on Appendix B.

© 2022 AeroVironment, Inc. Slide 8 052620 75% visibility to mid - point of guidance. Company expects backloaded fiscal year. VISIBILITY FOR FY23 $108.5 $199.1 $168.2 $59.2 $95.1 $27.1 $6.1 $- $100 $200 $300 $400 $500 $600 Q4 FY22 (6/28/22) Q1 FY23 Q2 FY23 Q3 FY23 Revenue (millions) Revenue Anticipated This FY from Unfunded Backlog Revenue Anticipated This FY from Qtr-To-Date Bookings Revenue Anticipated This FY from Funded Backlog Revenue Year-To-Date Revenue Guidance Range : $ 490 million to $ 520 million 57 % visibility 1 1 Based on midpoint of guidance range of $490 - $520 million 75 % visibility 1

© 2022 AeroVironment, Inc. Slide 9 052620 Investor Relations ir @avinc , com +1 (805) 520 - 8350

© 2022 AeroVironment, Inc. Slide 10 052620 APPENDIX A – RECONCILIATION OF NON - GAAP LOSS PER DILUTED SHARE (UNAUDITED)

© 2022 AeroVironment, Inc. Slide 11 052620 APPENDIX B – RECONCILIATION OF FISCAL YEAR 202 3 NON - GAAP DILUTED EARNINGS PER SHARE EXPECTATIONS (UNAUDITED)

© 2022 AeroVironment, Inc. Slide 12 052620 APPENDIX C – GAAP TO NON - GAAP RECONCILIATION OF ADJUSTED GROSS MARGIN

© 2022 AeroVironment, Inc. Slide 13 052620 APPENDIX D – HISTORICAL ADJUSTED EBITDA RECONCILIATION